Non-Operating Income (Tables)	12 Months Ended
Jun. 30, 2020
Non-operating Income
Schedule of Non-Operating Income

	Consolidated
	2020 $	2019 $	2018 $
Net profit on disposal of plant and equipment	37,000	—	—
Research and development tax incentive income (i)	750,000	856,707	299,351
Export Marketing & Development Grant	—	—	126,907
Interest income	22,507	25,794	15,218
Rental income	—	—	—
Other income	78,001	137,268	—
Government grant income – COVID-19 relief (ii)	253,139	—	—
Total non-operating income	1,140,647	1,019,769	441,476

(i)	R&D tax incentive

The Company’s research and development activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognized when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured. For the year ended June 30, 2020, the group has included an item in other income of A$750,000 (2019: A$856,707, 2018: A$299,351) to recognize income over the period necessary to match the grant on a systematic basis with the costs that they are intended to compensate.

On December 5, 2019, the Treasury Laws Amendment (R&D Tax Incentive Bill 2019) was introduced into Parliament. The draft bill contains proposed amendments to the R&D tax incentive regulations. Under the proposed amendments, the refundable tax offset rate for companies with an aggregated turnover of less than $20 million would become 41%. As at June 30, 2020, the bill remains under review by the Senate Committee.

In accordance with IAS 20, government grants, including non-monetary grants at fair value, should not be recognized until there is reasonable assurance that the Company will comply with the conditions attaching to them and the grants will be received.

Management does not consider the rate reduction to be substantially enacted as at June 30, 2020 due to the continued legislative debate in Parliament. The Company has therefore calculated the R&D tax incentive by applying the currently legislated R&D rate to eligible expenditure.

(ii)	Government Grant income – COVID-19 Relief

The COVID-19 relief relate to government assistance received during the year, from the Australian Government (at both federal and state level), in response to the economic and financial challenges in the current economy.